Exhibit 99.1

Addentax Group Corp. Announces Proposed Acquisition of Artificial Intelligence (AI)-empowered and Crypto-enabled Asset Management Platform, with Potential to Generate Approximately HKD 300 Million in Revenue

SHENZHEN, February 6, 2026 — Addentax Group Corp. (Nasdaq: ATXG) (the “Company”, “ATXG”, “we”, “us” or “our”) today announced the proposed strategic acquisition of the offshore wealth management and integrated cross-border service business of Hong Kong-based Riches Group, a provider of global asset allocation and cross-border services. The Company believes that, if completed, the proposed acquisition would support the Company’s global expansion strategy by facilitating the integration of Riches Group’s offshore business ecosystem, AI-enabled financial solutions, and digital currency/crypto service offerings. Based on preliminary internal estimates and subject to final closing and integration, the Company anticipates that the proposed acquisition could contribute approximately HKD 300 million in annualized revenue.

Riches Group, headquartered in Hong Kong, has built a diversified service ecosystem, which includes global wealth management, international education, immigration consulting, and cross-border healthcare services. Riches Group has historically served high-net-worth clients across multiple jurisdictions. Subject to the completion of the proposed acquisition, the Company would gain access to Riches Group’s core business assets, including its full suite of wealth management services, which range from private banking and fund custody to global fixed-income products and offshore/US dollar insurance. Based on information provided by Riches Group, these services have historically generated monthly transaction volumes exceeding HK$100 million. The proposed acquisition would also include Riches Group’s cross-border lifestyle services, such as global property investment and management, international education planning, investment residency and citizenship, and medical travel services. Additionally, the acquisition is expected to cover Riches Group’s corporate and fiduciary services, including offshore company registration, tax planning, and global trust establishment services, which have historically supported over 1,000 high-net-worth families and more than 10,000 households worldwide.

The proposed acquisition is expected to provide the Company with access to Riches Group’s AI-enabled wealth advisory capabilities. Riches Group has developed proprietary algorithms designed to support data-driven, personalized asset allocation strategies, real-time risk assessments, and market insights. The Company believes that, if integrated following completion of the acquisition, these capabilities will enhance the precision and efficiency of the Company’s global wealth management services. In addition, subject to completion of the acquisition, the Company would obtain access to Riches Group’s experience in regulated digital asset-related services, including compliant digital currency custody and investment solutions operating within Hong Kong’s regulatory framework. The Company believes that these capabilities could support the offering of regulated digital asset exposure as part of diversified offshore investment portfolios, consistent with applicable regulatory requirements and evolving market demand.

This proposed acquisition is designed to support the Company’s expansion in the global fintech sector. Subject to completion of the acquisition, the Company intends to expand its offshore business footprint, gaining access to Riches Group’s established network and leveraging its local expertise to enhance its presence in high-growth markets such as Southeast Asia, Europe, and North America. The Company also believes that, if completed, the acquisition could strengthen the Company’s client network through the integration of Riches Group’s high-net-worth client base and its strategic partnerships with over 100 international institutions. This expanded platform is expected to support the Company’s ability to serve the global high-end financial needs of its clients. Moreover, following completion of the acquisition, the Company anticipates benefiting from the integration of Riches Group’s professional team of over 4,000 advisors, along with its AI and digital currency R&D capabilities. The Company believes that these resources could support continued technological development and product innovation within the Company’s cross-border financial services.

Looking ahead, subject to the completion of the proposed acquisition, the Company expects to be able to leverage its Nasdaq-listed platform, access to global capital markets, and brand profile together with Riches Group’s offshore operational capabilities to support the development of an integrated cross-border financial services platform. The Company believes that this combination could enhance its ability to serve clients across multiple jurisdictions within the global financial technology sector.

“We are excited about the opportunity to integrate Riches Group’s expertise and innovative capabilities into the Company’s global growth strategy,” said Hong Zhida, CEO of the Company. “If completed, this proposed acquisition is expected to allow us to accelerate our expansion in the offshore financial market, leverage AI and digital currency, and create greater value for our stockholders, clients, and partners.”

About Addentax Group Corp.

Addentax Group Corp. is an integrated service provider specializing in garment manufacturing, logistics services, and property management and subleasing. For more information about the Company, please visit the website: https://www.addentax.com/.

Caution Concerning Forward Looking Statements

All statements other than statements of historical fact in this announcement are forward-looking statements in nature within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions are intended to identify such forward-looking statements. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to consider risk factors, including those described in the Company’s filings with the SEC, that may affect the Company’s future results. All forward-looking statements attributable to the Company and its subsidiaries or persons acting on their behalf are expressly qualified in their entirety by these risk factors. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended March 31, 2025. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Company Contact:

Public Relations Contact:

Addentax Group Corp.

Phone: + (86) 755 86961 405

yoongxin.chan@zgyingxi.com

Investor Relations Contact:

Sherry Zheng

WAVECREST GROUP INC.

1-718-213-7386

sherry@wavecrestipo.com